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                                                                    Exhibit 99.4


                           CHARTWELL LEISURE INC.

                  NOMINEE HOLDER SUBSCRIPTION CERTIFICATION

            The undersigned, a bank, broker or other nominee holder of transferable subscription rights ("Rights") to purchase shares of common stock, par value $.01 per share ("Common Stock"), of Chartwell Leisure Inc., a Delaware corporation (the "Company"), pursuant to the Rights offering (the "Rights Offering") described and provided for in the Company's Prospectus dated February __, 1997 (the "Prospectus"), hereby certifies to the Company and to ChaseMellon Shareholder Services, L.L.C. as Subscription Agent for such Rights Offering, that for each numbered line filled in below the undersigned has exercised, on behalf of the beneficial owner thereof (which may be the undersigned), the number of Rights specified on such line pursuant to the Basic Subscription Privilege (as defined in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional shares of Common Stock pursuant to the Oversubscription Privilege (as defined in the Prospectus), in the amount set forth in the second column of such line:


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     NUMBER OF RIGHTS EXERCISED                                  NUMBER OF SHARES SUBSCRIBED FOR
PURSUANT TO BASIC SUBSCRIPTION PRIVILEGE                      PURSUANT TO OVERSUBSCRIPTION PRIVILEGE
----------------------------------------                      --------------------------------------

1.
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2.
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3.
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4.
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5.
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6.
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7.
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8.
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9.
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10.
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                                                              ----------------------------------------------
                                                              Name of Nominee Holder

                                                              By:
                                                                 -------------------------------------------
                                                              Name:
                                                                   -----------------------------------------
                                                              Title:
                                                                    ----------------------------------------

                                                              Dated:___________________________________, 1997

                                                              Provide the following information, if applicable:


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                                                              Depository Trust Company ("DTC") Participant Number


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                                                              DTC Basic Subscription Confirmation Number(s)
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